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
GE CAPITAL EQUIPMENT LOAN TRUST 1997-A            SERVICER CERTIFICATE FOR SEPTEMBER 1998                       EXHIBIT 99.2
  $304,203,000      Class A 6.85% Asset Backed Notes
  $26,452,783       Class B Fixed Rate Asset Backed Notes


Transfer (Payment) Date                                                                                            20-Oct-98
Collection Period Begin Date                                                                                       01-Sep-98
Collection Period End Date                                                                                         30-Sep-98
Days in accrual period (30/360)                                                                                           30
Month(s) in Revolving Period                                                                                              17

PART I -- MONTHLY DATA INPUT

Deposits to Collection Account                                                                                $10,891,271.43
     Collections Allocable to Principal Funding Account                                                        $8,709,679.07
     Collections Allocable to Interest Payment Account                                                         $2,181,592.36

Miscellaneous Data
     Initial Pool Balance                                                                                    $330,655,783.00
     Current Pool Balance (including addition of Subsequent Receivables)                                     $330,655,783.00
      Subsequent Receivables Purchased                                                                         $8,710,669.43
     Current APR of Pool                                                                                               8.14%
     Remaining Residual Amount                                                                                 $1,435,488.18
     Obligor Over-Concentration Amount                                                                                 $0.00
     Cumulative Net Losses                                                                                       $116,713.45
     Delinquencies - 60 to 90 Days                                                                                     $0.00
     Delinquencies - Over 90 Days                                                                                $440,016.36
     Realized Losses (Current Period)                                                                                  $0.00
     Recoveries                                                                                                        $0.00
     Acquired Receivables - Transferor (Current Period)                                                                $0.00
     Acquired Receivables - Servicer (Current Period)                                                                  $0.00
     Investment Earnings
                 Collection Account                                                                               $54,447.51
                 Principal Funding Account                                                                           $570.01
                 Reserve Account                                                                                  $19,693.35
     Total Investment Earnings                                                                                    $74,710.87

PART II -- SUMMARY

Total Principal Balance of Notes (Beginning of Period)                                                       $330,655,783.00
                 Class A Note Beginning Principal Balance                                                    $304,203,000.00
                 Class B Note Beginning Principal Balance                                                     $26,452,783.00

Total Principal Balance of Notes (End of Period)                                                             $330,655,783.00
                 Class A Note Principal Balance (End of Period)                                              $304,203,000.00
                                    Class A Note Pool Factor (End of Period)                                       1.0000000
                 Class B Note Principal Balance (End of Period)                                               $26,452,783.00
                                    Class B Note Pool Factor (End of Period)                                       1.0000000

Collection Account Deposit
                 Total Collections and Investment Income for the Period                                       $10,965,982.30

Administration Fee Accrued during this Period                                                                        $500.00

Principal Funding Account (PFA)                                                                                $8,761,885.11
                 Class A Noteholders' Principal Distributable Amount                                                   $0.00
                 Class B Noteholders' Principal Distributable Amount                                                   $0.00

Interest Payment Account (IPA)                                                                                 $1,887,493.43
                 Noteholders' Class A Interest Distributable Amount                                            $1,736,492.13
                 Noteholders' Class B Interest Distributable Amount                                              $151,001.30

Servicing Fees Accrued during this Period                                                                        $137,773.24

Reserve Account
                 Beginning Reserve Account Balance                                                             $4,742,046.01
                 Distribution from Reserve Account for Shortfalls                                                      $0.00
                 Deposits to Reserve Account from PFA/IPA                                                              $0.00

                 Ending Reserve Account Balance                                                                $4,742,046.01

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
PART III -- SERVICING CALCULATIONS

Initial Pool Balance                                                                                         $330,655,783.00
Pool Balance (Beginning of Collection Period)                                                                $330,655,783.00
Pool Balance (End of Collection Period)                                                                      $330,655,783.00

Total Collections                                                                                             $10,965,982.30
     Collections Allocable to Principal Funding Account                                                        $8,709,679.07
     Collections Allocable to Interest Payment Account                                                         $2,181,592.36
Prior Principal Funding Account Balance                                                                           $52,206.04
Recoveries                                                                                                             $0.00
Investment Income for the Period                                                                                  $74,710.87

Principal Funding Account (PFA)                                                                                $8,761,885.11
Interest Payment Account (IPA)                                                                                 $2,256,303.23

Principal Distributable Amount                                                                                 $8,761,885.11

1.  Trigger Tests

(a)  Are cumulative net losses greater than = 3.00% of the Original Pool Balance?
(b)  Has the Reserve Account been below the Specified Reserve Account Balance for 3 consecutive months?             NO
(c)  Has the avg of the Trust Yields been less than the avg of the Base Rates for 3 consecutive months?             NO
(d)  Has the Pool Balance been less than the Note Balance for 3 consecutive months?                                 NO
                   Has an Early Amortization Event Occurred?                                                        NO

2.  Calculation of Distributable Amounts

Class A Note Beginning Principal Balance                                                                     $304,203,000.00
Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
Class A Noteholders' Share of the Principal Distribution Amount                                                        0.00%
Class A Noteholders' Principal Distributable Amount                                                                    $0.00

Class B Note Beginning Principal Balance                                                                      $26,452,783.00
Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                                   $0.00
Class B Noteholders' Share of the Principal Distribution Amount                                                        0.00%
Class B Noteholders' Principal Distributable Amount                                                                    $0.00

Interest Accrued on Class A Notes this period         6.85%                                                    $1,736,492.13
Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                           $0.00
Noteholders' Class A Interest Distributable Amount                                                             $1,736,492.13

Interest Accrued on Class B Notes this period         6.85%                                                      $151,001.30
Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                                    $0.00
Interest Due (in Arrears) on above Shortfall                                                                           $0.00
Noteholders' Class B Interest Distributable Amount                                                               $151,001.30

3.  Allocations from Collection Account

Interest Payment Account (IPA)                                                                                 $2,256,303.23

                   Servicing Fee Shortfall (Previous Period)                                                           $0.00
                   Servicing Fees Accrued during this Period          0.50%                                      $137,773.24
                   Servicing Fees Paid this Period from IPA                                                      $137,773.24
                   Preliminary Servicing Fee Shortfall (Current Period)                                                $0.00
                   Withdrawal from Reserve Account to Cover Shortfall                                                  $0.00
                   Servicing Fee Shortfall (Current Period)                                                            $0.00

Remaining Interest Payment Account (IPA)                                                                       $2,118,529.99

                   Administration Fee Shortfall (Previous Period)                                                      $0.00
                   Administration Fee Accrued during this Period      $500/mon                                       $500.00
                   Administration Fee Paid this Period from IPA                                                      $500.00
                   Preliminary Administration Fee Shortfall (Current Period)                                           $0.00
                   Withdrawal from Reserve Account to Cover Shortfall                                                  $0.00
                   Administration Fee Shortfall (Current Period)                                                       $0.00

Remaining Interest Payment Account (IPA)                                                                       $2,118,029.99

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
GE CAPITAL LOAN TRUST 1997-A                      SERVICER CERTIFICATE FOR SEPTEMBER 1998                              EXHIBIT 99.2

                   Noteholders' Class A Interest Carryover Shortfall (Previous Period)                                        $0.00
                   Interest Due (in Arrears) on above Shortfall                                                               $0.00
                   Interest Accrued on Class A Notes this period                                                      $1,736,492.13
                   Noteholders' Class A Interest Distributable Amount from IPA                                        $1,736,492.13
                   Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                             $0.00
                   Withdrawal from Reserve Account to Cover Shortfall                                                         $0.00
                   Noteholders' Class A Interest Carryover Shortfall (Current Period)                                         $0.00

Remaining Interest Payment Account (IPA)                                                                                $381,537.86

                   Deposit to Reserve Account (from IPA)                                                                      $0.00

Remaining Interest Payment Account (IPA)                                                                                $381,537.86

                   Deposit to Principal Funding Account (from IPA)                                                            $0.00
                   Receipt from Reserve Account for shortfall                                                                 $0.00
Remaining Interest Payment Account (IPA)                                                                                $381,537.86

                   Noteholders' Class B Interest Carryover Shortfall (Previous Period)                                        $0.00
                   Interest Due (in Arrears) on above Shortfall                                                               $0.00
                   Interest Accrued on Class B Notes this period                                                        $151,001.30
                   Noteholders' Class B Interest Distributable Amount from IPA                                          $151,001.30
                   Noteholders' Class B Interest Carryover Shortfall (Current Period)                                         $0.00

Remaining Interest Payment Account (IPA)(to the Transferor)                                                             $230,536.56

Principal Funding Account (PFA)(including addition, if any, from IPA)                                                 $8,761,885.11

                   Class A Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
                   Class A Noteholders' Monthly Principal Distributable Amount                                                $0.00
                   Class A Noteholders' Principal Distributable Amount Paid from PFA                                          $0.00
                   Preliminary Class A Noteholders' Principal Carryover Shortfall (Current Period)                            $0.00
                   Withdrawal from Reserve Account to Cover Shortfall                                                         $0.00
                   Class A Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Remaining Principal Funding Account (PFA)                                                                             $8,761,885.11

                   Deposit to Reserve Account (from PFA)                                                                      $0.00

Remaining Principal Funding Account (PFA)                                                                             $8,761,885.11

                   Class B Noteholders' Principal Carryover Shortfall (Previous Period)                                       $0.00
                   Class B Noteholders' Monthly Principal Distributable Amount                                                $0.00
                   Class B Noteholders' Principal Distributable Amount Paid from PFA                                          $0.00
                   Class B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

Remaining Principal Funding Account                                                                                   $8,761,885.11
Amount to Transferor to purchase Subsequent Receivables                                                               $8,710,669.43
Ending Principal Funding Account Balance                                                                                 $51,215.68

4.  Distributions from Reserve Account

Beginning Reserve Account Balance                                                                                     $4,742,046.01

Distribution from Reserve Account                                                                                             $0.00
                   Withdrawal from Reserve Account to Cover Servicing Fee Shortfall                                           $0.00
                   Withdrawal from Reserve Account to Cover Administration Fee Shortfall                                      $0.00
                   Preliminary Noteholders' Class A Interest Carryover Shortfall (Current Period)                             $0.00

Preliminary Reserve Account Balance                                                                                   $4,742,046.01

                   Deposit to Reserve Account (from IPA)                                                                      $0.00

Preliminary Reserve Account Balance                                                                                   $4,742,046.01

Distribution from Reserve Account                                                                                             $0.00
                   Class A Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
                   Transfer to PFA for Realized Losses                                                                        $0.00
Preliminary Reserve Account Balance                                                                                   $4,742,046.01
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
GE CAPITAL LOAN TRUST 1997-A                      SERVICER CERTIFICATE FOR SEPTEMBER 1998                             EXHIBIT 99.2

        Deposit to Reserve Account (from PFA)                                                                                 $0.00

Preliminary Reserve Account Balance                                                                                   $4,742,046.01

Specified Reserve Account Balance                                                                                     $4,742,046.01
Lessor of:
(a)  1.00% of Original Pool Balance at end of Collection Period plus
       additions; and                                              1.00%                                              $4,742,046.01
(b)  Class A Principal Balance (End of Period)                                                                      $304,203,000.00

Is the Reserve Account greater than or equal to the Specified Reserve Account Balance?                                     YES

Excess Amount in Reserve Account released to Transferor                                                                       $0.00

Ending Reserve Account Balance                                                                                        $4,742,046.01

5.  Trigger Calculations

How many months has the Reserve Account been less than the Specified Reserve Account, if any?                              0
Has the avg of the Trust Yields been less than the avg of the Base Rates over 3 consecutive months?                       NO
How many months has the Pool Balance been less than the Note Balance, if any?                                              0


6.  Ending Balances
                   Noteholders' Class A Interest Carryover Shortfall (Current Period)                                         $0.00
                   Noteholders' Class B Interest Carryover Shortfall (Current Period)                                         $0.00
                   Class A Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00
                   Class B Noteholders' Principal Carryover Shortfall (Current Period)                                        $0.00

                   Class A Note Principal Balance (End of Period)                                                   $304,203,000.00
                   Class B Note Principal Balance (End of Period)                                                    $26,452,783.00
                   Total Principal Balance of Notes (End of Period)                                                 $330,655,783.00

                   Class A Note Pool Factor (End of Period)                     $304,203,000.00                           1.0000000
                   Class B Note Pool Factor (End of Period)                      $26,452,783.00                           1.0000000
                   Total Notes (End of Period)                                                                            1.0000000

                   Class A Notes Principal Balance at close of Revolving Period                                                0.00
                   Principal Pool Balance at close of Revolving Period                                                         0.00
                   Class A Noteholders Percentage at the close of the Revolving Period                                         0.00%

                   Servicer's Yield                                                                                        6,862.09
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